Quarterly Financial Information	12 Months Ended
Dec. 31, 2012
Quarterly Financial Information Disclosure [Abstract]
Quarterly Financial Information (Unaudited)

(10)      Quarterly Financial Information (Unaudited)

	First	Second	Third	Fourth
2012	Quarter	Quarter	Quarter	Quarter
Net sales	$27,998,094	$41,165,502	$42,261,929	$40,348,459
Gross profit from operations	509,968	8,464,391	3,621,328	4,035,931
Income (loss) from operations	(3,524,458)	4,567,050	(472,598)	(267,643)
Net income (loss)	(2,239,335)	3,336,857	2,260,374	(202,179)
Basic earnings (loss) per share	$ (0.56)	$ 0.83	$ 0.56	$ (0.04)

	First	Second	Third	Fourth
2011	Quarter	Quarter	Quarter	Quarter
Net sales	$17,410,715	$31,384,137	$38,565,133	$34,704,899
Gross profit (loss) from operations	(3,653,415)	4,155,964	5,859,620	6,740,135
Income (loss) from operations	(7,484,719)	132,568	1,994,572	2,381,765
Net income (loss)	(4,065,777)	2,675,264	1,068,656	1,874,165
Basic earnings (loss) per share	$ (1.01)	$ 0.66	$ 0.26	$ 0.47
Loss on impairment of equity investments	$0	$0	$(415,287)	$0

The loss from operations during the fourth quarter of 2012 is primarily the result of the construction activities in the Ready-Mix Concrete Business. In 2012 we significantly increased the number of construction contracts we were awarded and found it necessary to increase our workforce in addition to contracting out work we intended to perform in house in an attempt to meet construction deadlines. These factors resulted in cost overruns and losses on these contracts which have been fully recognized based on our current estimated costs to complete. As a result of the change in estimate in construction contracts, a loss of $4.9 million was recorded during the fourth quarter of 2012. The losses were primarily related to three contracts, one which was virtually completed and two which were approximately three-fourths completed by December 31, 2012.